UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K/A
                              (Amendment No. 1)

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   March 3, 2005


                            GLOBAL CONCEPTS, LTD.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Colorado                  0-25319                 84-1191355
 ----------------------------------------------------------------------------
 (State of Incorporation)        (Commission File        (IRS Employer
                                 Number)                 Identification No.)


                  14 Garrison Inn Lane, Garrison, NY 10524
                  ----------------------------------------
                  (Address of principal executive offices)

                               (845) 424-4100
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1

     This amendment is being filed to include the exhibit.

Item 4.01 Change in Registrant's Certifying Accountant

     On March 3, 2005 Global Concepts dismissed Bagell, Josephs & Company,
LLC ("Bagell Josephs") from its position as Global Concepts' principal independent accountant. The decision to dismiss Bagell Josephs was approved by the Board of Directors of Global Concepts.

     Bagell Josephs had not, prior to its dismissal, rendered any audit report or review opinion with respect to Global Concepts' financial
statements.   Bagell Josephs did not, at any time prior to its dismissal, advise Global Concepts of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     Global Concepts and Bagell Josephs have not had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Bagell Josephs' satisfaction, would have caused Bagell Josephs to make reference to the subject matter of the disagreement in connection with its reports on Global Concepts' financial statements.

     On March 3, 2005, Global Concepts retained Joseph Troche, CPA to audit Global Concepts' financial statements for the year ended December 31, 2004.
At no time during the past two fiscal years or any subsequent period did Global Concepts consult with Joseph Troche regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Global Concepts' financial statements or any matter of the sort described above with reference to Bagell Josephs.


                                   EXHIBITS

16.  Letter from Bagell, Josephs & Company, LLC

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL CONCEPTS, LTD.


Dated: March 7, 2005                    By: /s/ Michael Margolies
                                        ------------------------------
                                        Michael Margolies
                                        Chief Executive Officer